Exhibit 99.7

Selene Diligence LLC (“Selene”) Due Diligence Review Narrative (“Report”)

Selene’s Report, which is to be made available to the recipients by the Client, includes the loan level results of Selene’s independent, third-party due diligence review conducted on behalf of the Client. The scope of review for these loans is as follows:

DESCRIPTION OF SERVICES:

(1) Type of assets that were reviewed.

Selene Diligence LLC performed certain due diligence services described below on residential mortgage loans originated by numerous entities and obtained by Morgan Stanley Mortgage Capital Holdings LLC and/or its affiliates (“Client”). The review was conducted between March 28 2025 and February 17 2026, via files imaged and provided for review (the “Review”).

(2) Sample size of the assets reviewed.

This Review consisted of 100% of the loan population.

FINAL SECURITIZATION POPULATION

Selene was instructed to perform a review on a population of 13 QM loans, 44 NQM loans, and 272 ATR-QM Exempt for a total of 329 loans (the “Final Securitization Population”).

Credit Reviews (329):

During the Review, Selene performed a credit review on 329 mortgage loans in the Final Securitization Population.

Compliance Review (329):

During the Review, Selene performed a compliance review, when applicable on 329 mortgage loans in the Final Securitization Population.

Valuation Reviews (329):

During the Review, Selene performed a property valuation review on 329 mortgage loans in the Final Securitization

Population.

Data Integrity Review (329):

During the Review, Selene performed a Data Integrity Review on 329 mortgage loans in the Final Securitization

Population.

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

FINAL SECURITIZATION POPULATION

After Selene’s initial review was completed, the Client provided Selene with a confirmed list of 329 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by Selene.

Review	Reviewed Total	% of Final Securitization Population
Credit Population	329	100%
Compliance Population	329	100%
Valuation Population	329	100%
Data Integrity Population	329	100%

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to Selene to be consistent with the criteria for the nationally recognized statistical ratings organizations identified in Item 3 of the ABS Due Diligence-15E.s, S&P Global Ratings (“S&P”), Moody's Investors Service, Inc. (“Moody’s”), DBRS, Inc. (“DBRS”), and Kroll Bond Rating Agency (“Kroll”), (the “NRSRO(s)”).

(4) Quality or integrity of information or data about the assets: review and methodology.

Where available, Selene compared the data fields on the bid tape provided by the Client to the data found in the actual loan file as captured by Selene. This information may not have been available for all mortgage loans.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Selene assessed the underwriting guidelines and compared the documentation in the loan file against the stated guidelines for adherence.

GUIDELINES

AUS Jumbo Product Profile, Desktop Underwriter, Loan Product Advisor, Kind Lending Non-Agency Program Guidelines, CV3 Financial Services Underwriting Procedures, Business Purpose Capital Underwriting Guidelines, LoanStream One Guide, ROC Capitals Single Property Rental Guidelines (the “Guidelines”).

LOAN GRADING

The Guidelines referenced above served as the benchmark for grading loans with respect to credit, compliance, underwriting, property valuation and data integrity. Each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade considers additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions. Selene’s loan grading is solely based on Selene’s independent assessment of all Guideline exceptions and compensating factors for each of the component reviews. Selene is providing a comprehensive loan-level analysis that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades and sets forth compensating factors and waivers.

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

SCOPE OF REVIEW

Selene examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields. Selene relied on the accuracy of information contained in loan documentation provided to Selene (for more detail, please refer to Appendix A, attached hereto).

CREDIT REVIEW

Selene reviewed the origination documentation contained in the mortgage loan file to determine conformity to the Automated Underwriting System output, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that are provided to Selene and/or as directed by Client.

COMPLIANCE REVIEW

Selene’s compliance scope determined whether the mortgage loans comply with the Federal Truth in Lending Act, the Federal Real Estate Settlement Procedures Act, Sections 1098 and 1100A of Dodd Frank, Sections 1411 and 1412 of the Wall Street Reform and Consumer Protection Act, and the Equal Credit Opportunity Act.

PROPERTY VALUATION REVIEW

Selene’s Property Valuation scope of review conducted on this transaction included the following elements.

•	Original Appraisal Assessment

Selene reviewed the original appraisal provided to determine whether the original appraisal was complete, thorough and the original appraised value was reasonably supported.

•	Value Supported Analysis

Selene applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product provided by the Client.

DATA INTEGRITY REVIEW

Selene uploads tape data into its due diligence application and compares it to the actual documents provided.

•	Tape data received from lender/client is stored in a secured FTP folder;
•	Tape data is uploaded into the application;
•	Loan Reviewer collects validated loan data;

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

•	Each received data point is compared to its counterpart collected data point; and
•	Discrepancies found during comparison are stored and reported.

Selene provided the Client with a copy of the initial loan level tape discrepancy report which shows the differences between the data received by the Client versus the data captured by Selene during the loan review.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs.

With respect to the Final Securitization Population, Selene conducted (i) a Credit Review on 329 mortgage loans, (ii) a Compliance Review on 329 mortgage loans (iii) a Valuation Review on 329 mortgage loans, and (iv) a Data Integrity Review on 329 mortgage loans; the results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs.

REVIEW RESULTS SUMMARY

After review of the 329 mortgage loans; 318 mortgage loans had a rating grade of A, 11 mortgage loan had a rating grade of B, 0 mortgage loans had a rating grade of C, and 0 mortgage loans had a rating grade of D.

Grades per loan (329 overall loans):
	INITIAL RA GRADES - OVERALL							FINAL RA GRADES - OVERALL
NRSRO Grade	Moodys	S&P	DBRS	Kroll	%	NRSRO Grade	Moodys	S&P	DBRS	Kroll	%
A	202	202	202	202	61.40%	A	318	318	318	318	96.66%
B	1	1	1	1	0.30%	B	11	11	11	11	3.34%
C	55	55	55	55	16.72%	C	0	0	0	0	0.00%
D	71	71	71	71	21.58%	D	0	0	0	0	0.00%

Final Grades per loan broken out by compliance, credit and property:
	FINAL RA GRADES - COMPLIANCE							FINAL RA GRADES - CREDIT
NRSRO Grade	Moodys	S&P	DBRS	Kroll	%	NRSRO Grade	Moodys	S&P	DBRS	Kroll	%
A	328	328	328	328	99.70%	A	319	319	319	319	96.96%
B	1	1	1	1	0.30%	B	10	10	10	10	3.04%
C	0	0	0	0	0.00%	C	0	0	0	0	0.00%
D	0	0	0	0	0.00%	D	0	0	0	0	0.00%

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

	FINAL RA GRADES - PROPERTY
NRSRO Grade	Moodys	Fitch	DBRS	Kroll	%
A	329	329	329	329	100.00%
B	0	0	0	0	0.00%
C	0	0	0	0	0.00%
D	0	0	0	0	0.00%

REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

Review of the Final Grading Summary (redacted) provides the exceptions in detail and the migration from the initial rating agency grade to the final rating agency grade, based on mitigation/resolution from the client.

Disclaimer: Please be advised that Selene did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with all applicable laws and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Selene are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Selene is relying in reaching such findings.

Please be further advised that Selene does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Selene do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Selene. Information contained in any Selene report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Selene to prepare its reports pursuant to its instructions and Guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Selene are

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Selene does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Selene.

THIRD PARTY REVIEW REPORTING DELIVERED

Selene furnished the following reports on this transaction:

1.       Selene Narrative Report

2.       ASF Report

3.        Grading Summary

4.       Exception Detail

5.       Tape Discrepancies

6.       Valuations Report

7.       Supplemental Data

8.       Third Party (TPR) Attestation Form

9.       Attestation Form 15E

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

APPENDIX A

QM AND AGENCY ELIGBLE SCOPE

Selene reviewed the origination documentation contained in the mortgage loan file to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that were provided to Selene and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

I. Credit Review

Selene reviewed the origination documentation contained in the mortgage loan file to determine conformity to the Automated Underwriting System output, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that are provided to Selene and/or as directed by Client.

Credit Application

For the Credit Application, Selene verified whether the borrower information on the application matches the information listed on the Automated Underwriting System output.

Credit Report

Selene verified:

1.	A credit report and/or other credit history documentation is present for each borrower;
2.	Capture the monthly consumer debt payments for use in the debt to income and/or residual income calculation, as applicable;
3.	Note the Real Estate Owned and fraud alerts;
4.	Gather liabilities listed on the report to be included in the debt to income ratio as appropriate; and
5.	Confirm that FICO scores on Automated Underwriting System output match credit report in file.

Employment and Income

Selene determined whether all applicable documentation to support income included on Automated Underwriting System output is included in file.

Asset Review

Selene assessed whether the asset documentation shown on the Automated Underwriting System output was present in the file.

Hazard/Flood insurance

A review of the insurance present on the loan will also be performed, as applicable:

1.	Verified that the hazard insurance meets the minimum required amount of coverage shown on the Automated Underwriting System output;
2.	Confirmed that the flood cert is for the correct borrower, property, lender and loan number and is a “Life of Loan” certification;
3.	For properties in a flood zone per the flood cert, confirmed that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage;
4.	Confirmed that the mortgagee clause lists the lender’s name and “its successors and assigns”; and
5.	Confirmed that the premium amount on both the hazard and flood insurance match what was used in the DTI calculations.

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

DU/LP Review Components (as applicable)

The most current DU/LP form provided in the loan file was be reviewed:

1.	Confirmed and capture recommendation;
2.	Verified that red flags listed on the DU/LP were addressed by the underwriter;
3.	All listed credit conditions were cleared by the underwriter; and
4.	The final DU/LP in the file contains data that matches the data gathered from documents in the file.

Title

Verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower and review the Title Commitment for the disclosure issues.

Fraud

To the extent potentially fraudulent activity is identified as part of the document review, such information was be reported to the Client. All red flag issues will be addressed. In addition, Selene will looked for an independent, third party fraud report in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan. If the loan does not contain a fraud report and the counterparty cannot produce one, Selene conditioned the loan for the missing product. Selene may order a fraud report at Client’s expense when one is not present in the file.

On this report Selene:

  Reviewed for any name variations for the borrowers and confirm that the variations have been addressed in the loan file;
  Reviewed for any social security number variations for the borrowers and confirm that the variations have been addressed in the loan file;
  Reviewed for any potential occupancy issues based on the borrowers’ address history and confirm that any issues have been addressed in the loan file;
  Reviewed for any employment issues and confirm that any issues have been addressed in the loan file;
  Reviewed for any additional consumers associated with the borrowers’ profiles and confirm the materiality and material issues have been addressed in the loan file; and
  Addressed all red flag issues.

II. Compliance Review

Selene reviewed each residential mortgage loan to determine, as applicable, to the extent possible and/or applicable and subject to the caveats below, whether the loan complies with:

1.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

vi)

any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

e)	Higher-priced Mortgage Loan (§1026.35):

	i)	APR threshold test; and
	ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

g)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.

i)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)

review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and (ii) verify the data against the NMLSR database, as available.

2.	Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7), as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8), as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7), as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii) ix) x)

confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing.

confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and

confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

3.	Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):

i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm if the file indicates a fee was imposed, other than for a credit report, prior to borrower receiving LE and indicating an intent to proceed with the transaction;

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

vi)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vii)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
viii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
ix)	confirm borrower received LE not later than four (4) business days prior to consummation; and
x)	confirm LE was not provided to the borrower on or after the date of the CD.

b)	Closing Disclosure (CD) (§§1026.19 and 38):

i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who are discussing a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA industry group proposal.)

c)	Your Home Loan Toolkit (§1026.19):

i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application

4.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

a)	the general Ability to Repay underwriting standards (12 C.F.R. 1026.43(c));
b)	refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (12 C.F.R. 1026.43(e) (including qualified mortgages as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq. and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f));

Selene reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). Selene determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, Selene notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, Selene notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, Selene reviewed the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, Selene reviewed the mortgage loan to determine whether, based on available information in the file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, Selene reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, Selene then determined whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, Selene then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

Selene reviewed the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Selene reviewed mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Selene does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. Selene’s review is based on information contained in the mortgage loan file at the time it is provided to Selene to review, and only reflects information as of that point in time.

5.        The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

6.        The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution.

7.        Recording Review

Selene noted the presence of recorded documents, when available. Selene verifed that documents in the file (most typically closing instructions) include lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

8.       Valuation Review

Selene reviewed the valuation materials utilized during the origination of the loan which confirmed the value of the underlying property. Selene will verify the appraisal report was (i) on the appropriate GSE form; (ii) materially complete; (iii) in conformity with the guideline requirements for the property type in question; (iv) completed by an appraiser that was actively licensed to perform the valuation; (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

lender per Title XI of FIRREA; (vi) made and signed prior to the final approval of the mortgage loan application; (vii) completed and dated within the guidelines restrictions; and (viii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

If more than one valuation is provided for review, Selene confirmed consistency among the valuation products and if there are discrepancies that cannot be resolved, Selene shall create an exception and work with the Client on the next steps, which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Selene’s review results in a variance of more than 10% then the Client was notified of such variance and an additional independent valuation product shall be ordered. On all loans, Selene made a determination as to whether appraised value is supported based on documentation available at the time of review and adds exceptions or comments as appropriate.

III. Title Review

To facilitate this review, the Client provided Selene with identifying data on the subject population of mortgage loans, including (i) mortgage loan and servicer identification numbers, (ii) subject property address, (iii) borrower names, (iv) origination date, (v) original mortgage loan amount for the subject mortgage, and (vi) title policies from origination as it relates to the subject mortgage. Using the data provided, Selene will order a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, Selene identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record.

IV. Collateral Review

Selene reviewed each mortgage loan file and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent (where applicable):

a)	Initial application (1003);
b)	Title/Preliminary Title;
c)	Final 1003;
d)	Right of Rescission Disclosure;
e)	Mortgage/Deed of Trust;
f)	Note;
g)	Mortgage Insurance;
h)	Subordination Agreement;
i)	Initial and final GFE’s;
j)	Final HUD-1;
k)	Initial, interim and final TIL;
l)	Loan Estimates; and
m)	Closing Disclosures.

Non-QM Scope

Credit Review

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

Selene reviewed the origination documentation contained in the mortgage loan file to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that are provided to Selene and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

Credit Application

For the Credit Application, Selene verified whether:

1.	The application is signed by all listed borrowers;
2.	The application is substantially filled out; and
3.	All known borrower-owned properties are disclosed on the Real Estate Owned section.

Credit Report

Selene verified:

1.	A credit report and/or other credit history documentation is present for each borrower;
2.	Capture the monthly consumer debt payments for use in the debt to income and/or residual income calculation, as applicable;
3.	Note the Real Estate Owned and fraud alerts; and
4.	Gather data required for ASF Report submission which may include:
a)	Most recent FICO Score (scores from Equifax, Experian, and Transunion if available)
b)	Most recent FICO date
c)	Longest Trade Line
d)	Maximum Trade Line
e)	Number of trade lines
f)	Credit Usage Ratio

Employment and Income

Selene determined whether all applicable supporting documentation as required by the guidelines is in the file and note indications of potentially fraudulent documents. The documentation was also be used to verify whether the income used to qualify the loan was calculated in accordance with applicable guidelines. Documentation verifying employment and income may include:

1.	Verbal or Written VOE’s
2.	Pay stubs
3.	W-2 forms
4.	Tax returns
5.	Financial statements
6.	Award letters
7.	Bank statements

Asset Review

Selene assessed whether the asset documentation required by the guidelines is present in the file. In addition, a review of the reserve calculation was performed. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include:

1.	VOD’s
2.	Depository account statements
3.	Stock or security account statements
4.	Gift funds
5.	Settlement statement or other evidence of conveyance and transfer of funds if a sale of assets was involved

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

Hazard/Flood insurance

A review of the insurance present on the loan was also be performed:

1.	Verify that the hazard insurance meets the minimum required amount of coverage in the guidelines;
2.	For condominium properties, confirm that the blanket policy meets the minimum amount of coverage;
3.	Confirm that the flood cert is for the correct borrower, property, lender and loan number and is a “Life of Loan” certification;
4.	For properties is in a flood zone per the flood cert, confirm that flood insurance in the file meets the minimum required amount of coverage and meets guideline requirements;
5.	Confirm that the mortgagee clause lists the lender’s name and “its successors and assigns”; and
6.	Confirm that the premium amount on both the hazard and flood insurance match what was used in the DTI calculations.

Superior Lien Review

As applicable, Selene shall:

1.	Capture superior lien outstanding loan amount and current payment amounts to validate CLTV and PITIA for DSCR calculations;
2.	Review the original senior lien note to ensure eligible senior lien loan type adhere to the Guidelines; and
3.	Review the current mortgage statements for existing senior lien payments.

Title

Verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower and review the Title Commitment for the disclosure issues.

Fraud

To the extent potentially fraudulent activity is identified as part of the document review, such information was reported to Client. In addition, when required, Selene looked for an independent, third party fraud report in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan. If the loan does not contain a fraud report and the counterparty cannot produce one, Selene conditioned the loan for the missing product.

On this Fraud report Selene:

  Reviewed for any name variations for the borrowers and confirm that the variations have been addressed in the loan file;
  Reviewed for any social security number variations for the borrowers and confirm that the variations have been addressed in the loan file;
  Reviewed for any potential occupancy issues based on the borrowers’ address history and confirm that any issues have been addressed in the loan file;
  Reviewed for any employment issues and confirm that any issues have been addressed in the loan file;
  Reviewed for any additional consumers associated with the borrowers’ profiles and confirm the materiality and material issues have been addressed in the loan file; and
6.	Addressed all red flag issues.

Additional Review

Selene’s review procedures also included:

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

1.	A review of the completeness and accuracy of the information obtained in the mortgage origination process;
2.	A review of closing documents to ensure that the mortgage file information is complete, accurate, and consistent with other documents in the mortgage file;
3.	Selene will review the mortgage file documents to determine that the mortgage was properly underwritten;
4.	Verification that the DTI, LTV, asset reserves, property type, transaction type (maximum loan amount, loan purpose, occupancy, etc.), and FICO scores meet or exceed the guideline requirements;
5.	Verification that all borrowers are eligible based on the guidelines and information in the loan file; and
6.	Verify there is appropriate documentation present to confirm that applicable documents have been recorded or have been sent for recording.

Compliance Review

Selene reviewed each residential mortgage loan to determine, as applicable, to the extent possible and/or applicable and subject to the caveats below, whether the loan complies with:

1.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.

f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

g)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.

h)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

i)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

j)

review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and (ii) verify the data against the NMLSR database, as available.

2.	Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

a)	Loan Estimate (LE) (§§1026.19 and 37):

i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were completed and that information was reflected in the appropriate locations, which was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vi)	confirm borrower received LE not later than four (4) business days prior to consummation; and
vii)	confirm LE was not provided to the borrower on or after the date of the CD.

b)	Closing Disclosure (CD) (§§1026.19 and 38):

i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD; and
vi)

with respect to tolerance violations based on the disclosed charges on the LE and CD and other applicable exceptions, confirm that the creditor cured or remediated the violations in accordance with the Structured Finance Association TRID 4.0, as may be updated from time to time.

3.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	the general Ability to Repay (“ATR”) underwriting standards (12 C.F.R. 1026.43(c));
b)	refinancing of non-standard mortgages (12 C.F.R. 1026.43(d)); and
c)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

General Ability to Repay

Selene reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Selene reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Selene does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. Selene’s review is based on information contained in the mortgage loan file at the time it is provided to Selene to review, and only reflects information as of that point in time.

4.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution.

DSCR Scope

1.	Borrower Qualifications

Selene reviewed each Loan File to determine whether it contains the following borrower documents and if they adhere to the Guidelines:

a)	Evidence of public record search (Thomson Reuters CLEAR)
b)	Evidence of asset location searches for additional real estate transactions
c)	Borrowers Questionnaire is completed
d)	Schedule of RE owned
e)	Personal Tax Returns
f)	Background Search
g)	Personal Financial Statements
h)	Liquidity and Net Worth Verification Documents
i)	Credit Report
j)	Review OFAC reports for any findings

2.	Borrowing Entity Qualifications

Selene reviewed each Loan File to determine whether it contains the following entity documents and if they adhere to the Guidelines:

a)	Evidence of public record search (Thomson Reuters CLEAR) and applicable Sec. of State evidence of good standing
b)	Evidence of asset location searches
c)	Business Tax Returns
d)	Business Financials
e)	Articles of Incorporation
f)	Bylaws/Operating agreement
g)	Resolution to take on Debt
h)	Organizational Chart

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

i)	Credit Approval Memo
j)	Review OFAC reports for any findings

3.	Property Manager Entity Qualifications

Selene reviewed each Loan File to determine that Property Manager entity is incorporated and operated in the United States with bank accounts located in U.S. state and federally chartered bank accounts.

4.	Individual Property Scope

a)	Business Purpose Loan Affidavit

Selene reviewed each Loan File to determine whether a Business Purpose Loan is present and properly executed.

b)	Lease Review

Selene reviewed each Loan File to determine whether each property contains a valid lease and determine if it is executed in compliance with the Guidelines, including a review of the following:

1.	Each lease has been executed by the applicable tenant
2.	Confirm tenant is a natural person
3.	Confirm lease does not contain “lease to own” provisions
4.	Verify vacancy factor
5.	Each lease contains the monthly rental payment, commencement and expiration dates, and term and remaining term are in compliance with the Guidelines
6.	Confirm rent, vacancy and lease commencement/expiration consistent with underwritten rent roll

c)	Valuation Review

Selene reviewed the appraisal provided for each property in the Loan File to ensure that the value meets the Guidelines and that the market value concluded on the appraisal is properly supported. Selene reviewed the Loan to Value (“LTV”) of each loan for program eligibility, pursuant to the Guidelines. Specifically, Selene will:

1.	Confirm the appraisal is the correct form
2.	Review property condition and type; confirm it meets Guidelines
3.	Review that value meets the minimum/maximum per the Guidelines
4.	Confirm “as is” and “subject to” values
5.	Review sales comparables and adjustments for relevance
6.	For multifamily properties: review the appraiser’s cash flow assumptions, rent comparables, cap rate selection and value reconciliation

d)	Insurance Review

Selene reviewed each Loan File to ensure that the property, flood, and hazard insurance policies are in compliance with the Guidelines.

In the event the property is located within 25 miles of the Gulf of Mexico or the Atlantic Coast of Florida, Georgia, South Carolina, or North Carolina, Selene confirmed property has windstorm or “named storm” coverage.

e)	Collateral Analysis

MSRM 2026-NQM3 Executive Summary (Selene Diligence)

Selene reviewed each Loan File to determine whether it contains the following collateral documents and if they are in compliance with the Guidelines:

1.	Executed Leases
2.	Rent Roll
3.	Rental Income Verification (proof of lease payments that demonstrate minimum 90% of scheduled gross rents for the previous two-month period.)
4.	Operating Statements
5.	Property Management Agreement

f)	Financial Analysis / Cash Flow Analysis

Selene reviewed each Loan File to determine whether it contains the following financial documents and if they are in compliance with the Guidelines:

1.	Rent Roll:
o	Confirm monthly rents are populated correctly at the loan level and portfolio level
o	Confirm Rent verification – proof of lease payments
o	Confirm vacancy is within Guidelines
2.	Operating Statements:
o	Confirm expenses within range, per the Guidelines
o	Confirm taxes, insurance and HOA are populated at loan level and within range at portfolio level per the Guidelines
o	Confirm CapEx meets Guidelines for reasonableness
o	Confirm annual maintenance fees meet guidelines
o	Confirm property management fees meet program requirements for range and historical consistency
3.	Confirm the DSCR meets program guidelines
4.	Property Management Agreement / Tri Party Agreement if no property manager

MSRM 2026-NQM3 Executive Summary (Selene Diligence)